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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                Date of Report
                                January 17, 2001

                        BELLWETHER EXPLORATION COMPANY
            (Exact name of registrant as specified in its charter)


         Delaware                         0-9498                76-0437769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                            1331 Lamar, Suite 1455
                             Houston, Texas 77010
                   (Address of principal executive offices)

                                (713) 495-3000
             (Registrant's telephone number, including area code)

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Item 1.  Changes in Control of Registrant

        Not applicable

Item 2.  Acquisition of Disposition of Assets

        Not applicable

Item 3.  Bankruptcy or Receivership'

        Not applicable

Item 4.  Changes in Registrant's Certifying Accountants

        Not applicable

Item 5.  Other Events

        Bellwether Exploration Company made the press release attached hereto as
Exhibit 99A on January 17, 2001, announcing the resignation of Robert Bensh as Senior Vice President-Finance, the promotion of Ann Kaesermann to Vice President of Finance and the hiring of Kent Williamson as Senior Vice President of Engineering.

Item 6.  Resignation of Registrant's Directors

        Not applicable

Item 7.  Financial Statements and Exhibits

        Exhibits

        99A.  Copy of the company's press release dated January 17, 2001.

Item 8.  Change in Fiscal Year

        Not applicable

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exhange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BELLWETHER EXPLORATION COMPANY



January 17, 2001                              By:  /s/ Douglas G. Manner
                                                   ---------------------
                                              Douglas G. Manner, CEO

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